Subsequent events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
22.	Subsequent Events
Silicon Valley Bank Closure
On March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation, and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver. During the time of the closure, the Company had deposits at SVB. On March 13, 2023, the Company was able to access all of its deposits kept at SVB and transferred them to another financial institution. The Company did not incur any losses as a result of the SVB closure on March 10, 2023.